Exhibit 99.1

News

Investor Contact:
Logan Bonacorsi
lbonacorsi@caleres.com

Caleres Reports Second Quarter 2020 Results

Generated $66.8 million of cash from operations

Paid down $88.5 million of debt during the second quarter

ST. LOUIS, September 1, 2020 - Caleres (NYSE: CAL, caleres.com) a diverse portfolio of consumer-driven footwear brands, today reported financial results for the second quarter ended August 1, 2020. Despite ongoing pressures from the global pandemic, Caleres delivered sequential improvement in several key financial metrics, spurred by the efficient restart of its retail store fleet, ongoing strength in ecommerce sales and prudent management of expenses and working capital.

“The global Caleres team continued to navigate this choppy market environment, executing on our plan and delivering better than expected results in the quarter just ended,” said Diane Sullivan, chief executive officer, president and chairman. “Even with the ongoing market impacts of the virus, Caleres took significant steps during the quarter to strengthen the business, improve the balance sheet, leverage our capabilities and lay the foundation for a continuing recovery of our business in the year’s second half.”

Second Quarter 2020 Highlights

(13-weeks ended August 1, 2020 compared to 13-weeks ended August 3, 2019)
•	Net Sales were $501.4 million, down 33.4% from the second quarter of fiscal 2019
–	Direct-to-consumer sales represented 80 percent of total net sales;
–	A 20.5 percent sales decline in the Famous Footwear segment with comparable stores sales up 14.7 percent during the quarter;
–	A 48.9 percent sales decline in the Brand Portfolio segment;
–	Total company ecommerce related sales increased more than 30 percent, with total company ecommerce penetration rising to nearly 34 percent of net sales;
•	Gross profit was $182.6 million, while gross margin was 36.4 percent reflecting an aggressive liquidation of spring inventory and higher penetration of ecommerce sales;
•	SG&A expense of $201.3 million, down $66.2 million compared to the second quarter of 2019;
•	Net loss of $30.7 million, or a loss of $0.83 per diluted share, compared to net income of $25.3 million, or $0.61 per diluted share, in the second quarter of fiscal 2019. The loss of $0.83 per share includes $0.13 of adjustments for COVID-19 related expenses and $0.13 related to the fair value adjustment to the Blowfish purchase obligation;
•	Adjusted net loss was $21.1 million, or an adjusted loss of $0.57 per diluted share compared to adjusted net income of $25.8 million, or adjusted earnings of $0.62 per diluted share, in the second quarter of fiscal 2019;
•	Ended the second quarter with $148.5 million of cash on hand;
•	Generated $66.8 million in cash from operations;
•	Reduced inventory levels approximately 27 percent year-over-year, reflecting actions taken to liquidate seasonal orders;
•	Reduced credit facility borrowings by $88.5 million, or approximately 20 percent, to $350 million;
•	Returned $13.1 million to shareholders during the quarter through its long-standing quarterly dividend and share repurchases; and
•	Continue to benefit from the absence of any significant debt maturities until 2023.

“Looking ahead, while we expect the second half of 2020 to continue to be unpredictable, we are managing our business for the long term while at the same time remaining nimble to adapt to unanticipated challenges that may arise during this unusual year,” said Sullivan. “We believe our diverse portfolio of brands that are well-aligned with consumer trends, advanced capabilities and improving capital structure will lead us through the recovery and position Caleres to embrace rapidly changing consumer behaviors and capitalize on the increasingly dynamic marketplace.”

Investor Conference Call

Caleres will host an investor conference call at 4:30 p.m. ET today, Tuesday, September 1.  The webcast and associated slides will be available at investor.caleres.com/news/events.  A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 2989663. A replay will be available at investor.caleres.com/news/events/archive for a limited period.  Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 2989663 through Tuesday, September 14.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings (loss) attributable to Caleres, Inc. and diluted earnings (loss) per common share attributable to Caleres, Inc. shareholders, are presented as net earnings (loss) and earnings (loss) per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings (loss), net earnings (loss) and earnings (loss) per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) the recent coronavirus outbreak and its adverse impact on our business operations, store traffic and financial condition (ii) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions and other factors; (iii) impairment charges resulting from a long-term decline in our stock price; (iv) rapidly changing fashion trends and consumer preferences and purchasing patterns; (v) intense competition within the footwear industry; (vi) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (vii) imposition of tariffs; (viii) the ability to accurately forecast sales and manage inventory levels; (ix) cybersecurity threats or other major disruption to the company’s information technology systems; (x) customer concentration and increased consolidation in the retail industry; (xi) transitional challenges with acquisitions; (xii) a disruption in the company’s distribution centers; (xiii) foreign currency fluctuations; (xiv) changes to tax laws, policies and treaties; (xv) the ability to recruit and retain senior management and other key associates; (xvi) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xvii) the ability to maintain relationships with current suppliers; (xviii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights; and (xix) the ability to secure/exit leases on favorable terms. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 1, 2020, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Caleres

Caleres is a diverse portfolio of global footwear brands.  Our products are available virtually everywhere - in the more than 1,100 retail stores we operate, in hundreds of major department and specialty stores, on our branded e-commerce sites, and on many additional third-party retail websites.  Famous Footwear offers great casual and athletic brands for the entire family with convenient, curated, affordable collections.  Sam Edelman keeps expressive women in step with the latest trends in a playful, whimsical way.  Naturalizer shoes are beautiful from the inside out, with elegant simplicity and legendary fit re-imagined for today’s consumer.  Allen Edmonds combines old world craft with new world technology to create luxe footwear for the discerning man who wants sophisticated, modern classics.  Rounding out our family of brands are Vionic, Vince, Franco Sarto, Dr. Scholl’s Shoes, LifeStride, Blowfish Malibu, Bzees, Circus by Sam Edelman and Ryka.  Combined, these brands make Caleres a company with both a legacy and a mission.  Our legacy is our more than 140 years of craftsmanship and our passion for fit, while our mission is to continue to inspire people to feel great… feet first. Visit caleres.com to learn more about us.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
(Thousands, except per share data)	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019
Net sales	$501,448	$752,485	$898,632	$1,430,239
Cost of goods sold	318,828	446,541	594,114	844,459
Gross profit	182,620	305,944	304,518	585,780
Selling and administrative expenses	201,331	267,531	426,524	529,642
Impairment of goodwill and intangible assets	—	—	262,719	—
Restructuring and other special charges, net	5,429	609	65,625	1,465
Operating (loss) earnings	(24,140)	37,804	(450,350)	54,673
Interest expense, net	(13,387)	(7,389)	(22,866)	(14,729)
Other income, net	3,672	2,650	7,257	5,269
(Loss) earnings before income taxes	(33,855)	33,065	(465,959)	45,213
Income tax benefit (provision)	3,186	(7,838)	89,118	(10,901)
Net (loss) earnings	(30,669)	25,227	(376,841)	34,312
Net earnings (loss) attributable to noncontrolling interests	48	(114)	(286)	(112)
Net (loss) earnings attributable to Caleres, Inc.	$(30,717)	$25,341	$(376,555)	$34,424

Basic (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.83)	$0.61	$(9.94)	$0.83

Diluted (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.83)	$0.61	$(9.94)	$0.82

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	August 1, 2020	August 3, 2019	February 1, 2020
(Thousands)
ASSETS
Cash and cash equivalents	$148,544	$42,601	$45,218
Receivables, net	110,249	167,727	162,181
Inventories, net	574,830	792,064	618,406
Prepaid expenses and other current assets	96,426	51,394	56,494
Total current assets	930,049	1,053,786	882,299

Lease right-of-use assets	624,881	723,415	695,594
Property and equipment, net	193,593	232,045	224,846
Goodwill and intangible assets, net	270,361	546,110	539,579
Other assets	93,510	89,037	89,389
Total assets	$2,112,394	$2,644,393	$2,431,707

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$350,000	$300,000	$275,000
Trade accounts payable	280,319	448,596	267,018
Lease obligations	171,247	143,202	127,869
Other accrued expenses	216,334	190,331	181,063
Total current liabilities	1,017,900	1,082,129	850,950

Noncurrent lease obligations	579,399	649,100	629,032
Long-term debt	198,621	198,161	198,391
Other liabilities	71,340	90,325	104,204
Total other liabilities	849,360	937,586	931,627

Total Caleres, Inc. shareholders’ equity	242,240	623,429	645,950
Noncontrolling interests	2,894	1,249	3,180
Total equity	245,134	624,678	649,130
Total liabilities and equity	$2,112,394	$2,644,393	$2,431,707

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Twenty-Six Weeks Ended
(Thousands)	August 1, 2020	August 3, 2019
OPERATING ACTIVITIES:
Net cash provided by operating activities	$67,520	$116,578

INVESTING ACTIVITIES:
Purchases of property and equipment	(6,394)	(26,741)
Disposals of property and equipment	—	636
Capitalized software	(2,220)	(4,084)
Net cash used for investing activities	(8,614)	(30,189)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	250,500	149,000
Repayments under revolving credit agreement	(175,500)	(184,000)
Dividends paid	(5,495)	(5,808)
Acquisition of treasury stock	(23,348)	(29,995)
Issuance of common stock under share-based plans, net	(973)	(2,547)
Other	(649)	(694)
Net cash provided by (used for) financing activities	44,535	(74,044)
Effect of exchange rate changes on cash and cash equivalents	(115)	56
Increase in cash and cash equivalents	103,326	12,401
Cash and cash equivalents at beginning of period	45,218	30,200
Cash and cash equivalents at end of period	$148,544	$42,601

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS (LOSS) AND DILUTED EARNINGS (LOSS) PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS (LOSS) AND ADJUSTED DILUTED EARNINGS (LOSS) PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	August 1, 2020			August 3, 2019
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net (Loss) Earnings Attributable to Caleres, Inc.	Diluted (Loss) Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP (loss) earnings		$(30,717)	$(0.83)		$25,341	$0.61

Charges/other items:
Fair value adjustment to Blowfish purchase obligation	$6,589	4,893	0.13	$—	—	—
COVID-19-related expenses (1)	5,429	4,709	0.13	—	—	—
Vionic integration-related costs	—	—	—	609	452	0.01
Total charges/other items	$12,018	$9,602	$0.26	$609	$452	$0.01
Adjusted (loss) earnings		$(21,115)	$(0.57)		$25,793	$0.62

	(Unaudited)
	Twenty-Six Weeks Ended
	August 1, 2020			August 3, 2019
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net (Loss) Earnings Attributable to Caleres, Inc.	Diluted (Loss) Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP (loss) earnings		$(376,555)	$(9.94)		$34,424	$0.82

Charges/other items:
Goodwill and intangible asset impairment charges	$262,719	218,506	5.66	$—	—	—
COVID-19-related expenses (2)	99,040	78,047	2.17	—	—	—
Fair value adjustment to Blowfish purchase obligation	9,822	7,294	0.19	—	—	—
Brand Portfolio - business exits	1,598	1,187	0.03	1,905	1,415	0.03
Vionic acquisition and integration-related costs	—	—	—	6,727	4,996	0.13
Total charges/other items	$373,179	$305,034	$8.05	$8,632	$6,411	$0.16
Adjusted (loss) earnings		$(71,521)	$(1.89)		$40,835	$0.98

(1) Represents costs associated with the economic impact of the COVID-19 pandemic, primarily consisting of severance and the cost of supplies and deep cleaning of our facilities.

(2) Represents costs associated with the economic impact of the COVID-19 pandemic, primarily consisting of impairment charges associated with property and equipment and lease right-of-use assets, inventory markdowns, expenses associated with factory order cancellations, provision for expected credit losses and severance.

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019
Net sales	$333,935	$419,841	$183,622	$359,575	$(16,109)	$(26,931)	$501,448	$752,485
Gross profit	119,155	182,301	64,002	124,840	(537)	(1,197)	182,620	305,944
Adjusted gross profit	119,155	182,301	64,002	124,840	(537)	(1,197)	182,620	305,944
Gross profit rate	35.7%	43.4%	34.9%	34.7%	3.3%	4.4%	36.4%	40.7%
Adjusted gross profit rate	35.7%	43.4%	34.9%	34.7%	3.3%	4.4%	36.4%	40.7%
Operating earnings (loss)	1,045	31,542	(14,111)	13,898	(11,074)	(7,636)	(24,140)	37,804
Adjusted operating earnings (loss)	1,633	31,542	(9,551)	13,916	(10,793)	(7,045)	(18,711)	38,413
Operating earnings (loss) %	0.3%	7.5%	(7.7)%	3.9%	68.7%	28.4%	(4.8)%	5.0%
Adjusted operating earnings (loss) %	0.5%	7.5%	(5.2)%	3.9%	67.0%	26.2%	(3.7)%	5.1%
Same-store sales % (on a 13-week basis)	14.7%	1.5%	(24.7)%	(9.3)%	—%	—%	—%	—%
Number of stores	936	973	202	231	—	—	1,138	1,204

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019
Gross profit	$119,155	$182,301	$64,002	$124,840	$(537)	$(1,197)	$182,620	$305,944
Charges/Other Items:
COVID-19-related expenses	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted gross profit	$119,155	$182,301	$64,002	$124,840	$(537)	$(1,197)	$182,620	$305,944
Operating earnings (loss)	$1,045	$31,542	$(14,111)	$13,898	$(11,074)	$(7,636)	$(24,140)	$37,804
Charges/Other Items:
COVID-19-related expenses	588	—	4,560	—	281	—	5,429	—
Vionic integration-related costs	—	—	—	18	—	591	—	609
Total charges/other items	588	—	4,560	18	281	591	5,429	609
Adjusted operating earnings (loss)	$1,633	$31,542	$(9,551)	$13,916	$(10,793)	$(7,045)	$(18,711)	$38,413

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Twenty-Six Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019
Net sales	$525,187	$772,006	$400,860	$700,625	$(27,415)	$(42,392)	$898,632	$1,430,239
Gross profit	188,248	334,994	117,395	251,700	(1,125)	(914)	304,518	585,780
Adjusted gross profit	194,206	334,994	146,451	258,867	(1,125)	(914)	339,532	592,947
Gross profit rate	35.8%	43.4%	29.3%	35.9%	4.1%	2.2%	33.9%	41.0%
Adjusted gross profit rate	37.0%	43.4%	36.5%	36.9%	4.1%	2.2%	37.8%	41.5%
Operating (loss) earnings	(66,495)	42,355	(359,860)	26,827	(23,995)	(14,509)	(450,350)	54,673
Adjusted operating (loss) earnings	(43,944)	42,355	(19,690)	34,621	(23,359)	(13,671)	(86,993)	63,305
Operating (loss) earnings %	(12.7)%	5.5%	(89.8)%	3.8%	87.5%	34.2%	(50.1)%	3.8%
Adjusted operating (loss) earnings %	(8.4)%	5.5%	(4.9)%	4.9%	85.2%	32.2%	(9.7)%	4.4%
Same-store sales % (on a 26-week basis)	13.9%	0.4%	(24.7)%	(8.9)%	—%	—%	—%	—%
Number of stores	936	973	202	231	—	—	1,138	1,204

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Twenty-Six Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019
Gross profit	$188,248	$334,994	$117,395	$251,700	$(1,125)	$(914)	$304,518	$585,780
Charges/Other Items:
COVID-19-related expenses	5,958	—	27,458	—	—	—	33,416	—
Brand Portfolio - business exits	—	—	1,598	1,355	—	—	1,598	1,355
Vionic acquisition and integration-related costs	—	—	—	5,812	—	—	—	5,812
Total charges/other items	5,958	—	29,056	7,167	—	—	35,014	7,167
Adjusted gross profit	$194,206	$334,994	$146,451	$258,867	$(1,125)	$(914)	$339,532	$592,947
Operating (loss) earnings	$(66,495)	$42,355	$(359,860)	$26,827	$(23,995)	$(14,509)	$(450,350)	$54,673
Charges/Other Items:
Goodwill and intangible asset impairment charges	—	—	262,719	—	—	—	262,719	—
COVID-19-related expenses	22,551	—	75,853	—	636	—	99,040	—
Brand Portfolio - business exits	—	—	1,598	1,905	—	—	1,598	1,905
Vionic acquisition and integration-related costs	—	—	—	5,889	—	838	—	6,727
Total charges/other items	22,551	—	340,170	7,794	636	838	363,357	8,632
Adjusted operating (loss) earnings	$(43,944)	$42,355	$(19,690)	$34,621	$(23,359)	$(13,671)	$(86,993)	$63,305

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
(Thousands, except per share data)	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019

Net (loss) earnings attributable to Caleres, Inc.:
Net (loss) earnings	$(30,669)	$25,227	$(376,841)	$34,312
Net (earnings) loss attributable to noncontrolling interests	(48)	114	286	112
Net (loss) earnings attributable to Caleres, Inc.	(30,717)	25,341	(376,555)	34,424
Net earnings allocated to participating securities	—	(857)	—	(1,125)
Net (loss) earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$(30,717)	$24,484	$(376,555)	$33,299

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	37,113	39,951	37,881	40,346
Dilutive effect of share-based awards	—	55	—	58
Diluted common shares attributable to Caleres, Inc.	37,113	40,006	37,881	40,404

Basic (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.83)	$0.61	$(9.94)	$0.83

Diluted (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.83)	$0.61	$(9.94)	$0.82

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Twenty-Six Weeks Ended
(Thousands, except per share data)	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019

Adjusted net (loss) earnings attributable to Caleres, Inc.:
Adjusted net (loss) earnings	$(21,067)	$25,679	$(71,807)	$40,723
Net (earnings) loss attributable to noncontrolling interests	(48)	114	286	112
Adjusted net (loss) earnings attributable to Caleres, Inc.	(21,115)	25,793	(71,521)	40,835
Net earnings allocated to participating securities	—	(873)	—	(1,336)
Adjusted net (loss) earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$(21,115)	$24,920	$(71,521)	$39,499

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	37,113	39,951	37,881	40,346
Dilutive effect of share-based awards	—	55	—	58
Diluted common shares attributable to Caleres, Inc.	37,113	40,006	37,881	40,404

Basic adjusted (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.57)	$0.62	$(1.89)	$0.98

Diluted adjusted (loss) earnings per common share attributable to Caleres, Inc. shareholders	$(0.57)	$0.62	$(1.89)	$0.98